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     VARIABLE ANNUITY
     August 3, 2001

                                      Preference Plus Select (SM)
                                             Variable Annuity


PROSPECTUS

[PHOTO]

                                      - Non-Qualified Annuities
                                    - Individual Retirement Annuities
                                 -Roth Individual Retirement Annuities
                                    -Simplified Employee Pensions

[LOGO METLIFE]
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                                                                   MetLife(R)

                                                            August 3, 2001


Preference Plus Select(SM) Variable Annuity Contracts

Issued by Metropolitan Life Insurance Company

This Prospectus describes individual Preference Plus Select contracts for deferred variable annuities ("Deferred Annuities").
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), series of the New England Zenith Fund ("Zenith Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Fund"). For convenience, the portfolios, the series and the funds are referred to as "Portfolios" in this Prospectus.

  Saloman Brothers U.S. Government                      MetLife Mid Cap Stock Index
  Lehman Brothers(R) Aggregate Bond Index               Neuberger Berman Partners Mid Cap Value
  State Street Research Income                          Harris Oakmark Mid Cap Value
  PIMCO Total Return                                    MFS Mid Cap Growth
  Salomon Brothers Strategic Bond Opportunities         Janus Mid Cap
  State Street Research Diversified                     State Street Research Aggressive Growth
  MetLife Stock Index                                   Loomis Sayles High Yield Bond
  American Funds Growth-Income                          Russell 2000(R) Index
  Harris Oakmark Large Cap Value                        T. Rowe Price Small Cap Growth
  T. Rowe Price Large Cap Growth                        Loomis Sayles Small Cap
  MFS Investors Trust                                   State Street Research Aurora Small Cap Value
  State Street Research Investment Trust                Franklin Templeton Small Cap Growth
     (formerly State Street Research Growth)            PIMCO Innovation
  MFS Research Managers                                 Scudder Global Equity
  American Funds Growth                                 Morgan Stanley EAFE(R) Index
  Janus Growth                                          MFS Research International
  Davis Venture Value                                   Putnam International Stock
  Putnam Large Cap Growth                               American Funds Global Small Capitalization

How to learn more:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated August 3, 2001. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 74 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:




Metropolitan Life Insurance Company


Attn: Fulfillment Unit - PPS


1600 Division Road


West Warwick, RI 02893


(800) 638-7732


                                   [GRAPHIC]

                                [LOGO] MetLife
 Deferred
 Annuities
 Available:

 . Non-Qualified

 . Traditional IRA

 . Roth IRA

 . Simplified Employee Pensions (SEPs)

 Classes Available
 for each
 Deferred Annuity

 . B

 . Bonus

 . C

 . L

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

 . a bank deposit or obligation;

 . federally insured or guaranteed; or

 . endorsed by any bank or other government agency.

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for the Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

TABLE OF CONTENTS

Important Terms You Should Know............................................    5
Table of Expenses..........................................................    7
MetLife....................................................................   19
Metropolitan Life Separate Account E.......................................   19
Variable Annuities.........................................................   20
  The Deferred Annuity.....................................................   20
  The Classes of the Deferred Annuity......................................   21
Your Investment Choices....................................................   24
Deferred Annuities.........................................................   26
  Automated Investment Strategies and Enhanced Dollar Cost Averaging
   Program.................................................................   26
  Purchase Payments........................................................   28
  Allocation of Purchase Payments..........................................   29
  Automated Purchase Payments..............................................   29
  Limits on Purchase Payments..............................................   29
  The Value of Your Investment.............................................   30
  Transfer Privilege.......................................................   31
  Access to Your Money.....................................................   31
  Systematic Withdrawal Program............................................   32
  Minimum Distribution.....................................................   33
  Charges..................................................................   33
  Separate Account Charge..................................................   33
  Investment-Related Charge................................................   34
  Annual Contract Fee......................................................   34
  Optional Guaranteed Minimum Income Benefit...............................   35
  Premium and Other Taxes..................................................   35
  Withdrawal Charges.......................................................   35
  When No Withdrawal Charge Applies........................................   37
  Free Look................................................................   38
  Death Benefit--Generally.................................................   38
  Basic Death Benefit......................................................   40
  Optional Benefits........................................................   41
  Annual Step-Up Death Benefit.............................................   42
  Greater of Annual Step-Up or 5% Annual Increase Death Benefit............   43
  Earnings Preservation Benefit............................................   46
  Guaranteed Minimum Income Benefit........................................   48
  Pay-Out Options (or Income Options)......................................   50
  Income Payment Types.....................................................   51
  Allocation...............................................................   52

[GRAPHIC]

  Minimum Size of Your Income Payment......................................   52
  The Value of Your Income Payments........................................   53
  Transfer Privilege.......................................................   54
  Charges..................................................................   55
General Information........................................................   56
  Administration...........................................................   56
  Purchase Payments........................................................   56
  Confirming Transactions..................................................   56
  Processing Transactions..................................................   56
   By Telephone or Internet................................................   57
   After Your Death........................................................   58
   Third Party Requests....................................................   58
   Valuation--Suspension of Payments.......................................   58
  Advertising Performance..................................................   59
  Changes to Your Deferred Annuity.........................................   61
  Voting Rights............................................................   61
  Who Sells the Deferred Annuities.........................................   62
  Financial Statements.....................................................   62
  When We Can Cancel Your Deferred Annuity.................................   62

Income Taxes...............................................................   63

Table of Contents for the Statement of Additional Information..............   74

Appendix for Premium Tax Table.............................................   75

MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[GRAPHIC]

Important Terms You Should Know

Account Balance

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

Accumulation Unit Value

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Administrative Office

Your Administrative Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity. Your contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office.

Annuitant

The natural person whose life is the measure for determining the duration and the dollar amount of income payments. The contract also permits the naming of contingent annuitants; contingent annuitants lives are the measure for determining the duration and the dollar amount of income payments if the annuitant has died before income payments begin.

Annuity Unit Value

With a variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Assumed Investment Return (AIR)

Under a variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

Beneficiary

The person who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

Contract

A contract is the legal agreement between you and MetLife. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

Contract Anniversary

An anniversary of the date we issue the Deferred Annuity.

Contract Year

The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the contract and each Contract Anniversary thereafter.

Exchange

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

Investment Division

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund.

MetLife

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

Owner

The person or entity which has all rights including the right to direct who receives income payments.

Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

Variable Annuity

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

Withdrawal Charge

The withdrawal charge is the amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

You

In this Prospectus "you" is the owner of the Deferred Annuity.

  TABLE OF EXPENSES--PREFERENCE PLUS SELECT DEFERRED
  ANNUITIES

   The following table shows Separate Account, Metropolitan
   Fund Class E, Zenith Fund Class E, Met Investors Fund
   Class E and American Fund Class 2 charges and expenses.
   The numbers in the table for the Separate Account, the
   Metropolitan Fund, the Zenith Fund, the Met Investors Fund
   and the American Fund are based on past experience except
   where estimates or actual experience of other classes of
   shares are used, as noted below. The numbers in the table
   are subject to change. The table is not intended to show
   your actual total combined expenses of the Separate
   Account, Metropolitan Fund, Zenith Fund, Met Investors
   Fund and American Fund, which may be higher or lower.
   There are no fees for the Fixed Account and the Enhanced
   Dollar Cost Averaging Program. The table does not show
   premium and other taxes which may apply. We have provided
   examples to show you the impact of Separate Account,
   Metropolitan Fund, Zenith Fund, Met Investors Fund and
   American Fund charges and expenses on a hypothetical
   investment of $1,000 for an assumed average Account
   Balance of $39,000, that has an assumed 5% annual return
   on the investment, the Greater of Annual Step-Up or 5%
   Annual Increase Death Benefit, the Guaranteed Minimum
   Income Benefit and the Earnings Preservation Benefit.
--------------------------------------------------------------------------------
 Separate Account, Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund expenses for the fiscal year ending December 31, 2000:

 Contract Owner Transaction Expenses For All Investment Divisions Currently Offered

   Sales Charge Imposed on Purchase Payments............................... None
   Withdrawal Charge (as a percentage of each purchase payment) (1):

   IF WITHDRAWN DURING YEAR                B CLASS BONUS CLASS C CLASS L CLASS
   ------------------------                ------- ----------- ------- -------
   1......................................     7%        9%       None     7%
   2......................................     6%        8%                6%
   3......................................     6%        8%                5%
   4......................................     5%        7%                0%
   5......................................     4%        6%                0%
   6......................................     3%        4%                0%
   7......................................     2%        3%                0%
   Thereafter.............................     0%        0%                0%

   Transfer Fee (2) ..................................................... None
   (We reserve the right to impose a transfer fee in the future. The amount of this fee will be no greater than $25 per transfer.)
   Surrender Fee ........................................................ None

 Separate Account Annual Expenses (as a percentage of average daily net assets in the investment divisions)

   Separate Account Charge................................................
    Separate Account Charge for all investment divisions except the
     American Fund Growth-Income, American Fund Growth and American
     Fund Global Small Capitalization Investment Divisions (3)* ......

                                          B CLASS BONUS CLASS** C CLASS L CLASS
                                          ------- ------------- ------- -------
      Basic Death Benefit.........         1.25%      1.70%      1.65%   1.50%
      Annual Step-Up Death
       Benefit....................  Basic + .10%      +.10%      +.10%   +.10%
      Greater of Annual Step-Up or
       5%.........................  Basic + .25%      +.25%      +.25%   +.25%
       Annual Increase Death
       Benefit
      Earnings Preservation
       Benefit....................          .25%       .25%       .25%    .25%

    Separate Account Charge for the American Fund Growth-Income, American
     Fund Growth and American Fund Global Small Capitalization Investment
     Divisions (3)* ......................................................

                                          B CLASS BONUS CLASS** C CLASS L CLASS
                                          ------- ------------- ------- -------
      Basic Death Benefit.........         1.40%      1.85%      1.80%   1.65%
      Annual Step-Up Death
       Benefit....................  Basic  +.10%      +.10%      +.10%   +.10%
      Greater of Annual Step-Up or
       5%.........................  Basic  +.25%      +.25%      +.25%   +.25%
       Annual Increase Death
       Benefit
      Earnings Preservation
       Benefit....................          .25%      .25%       .25%     .25%

* We reserve the right to impose an increased Separate Account charge on investment divisions that we add to the contract in the future. The increase will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions.
** The Separate Account charge for the Bonus Class will be reduced by 0.45% to
   1.25% after you have held the contract for seven years.
 Other Contract Fees

      Annual Contract Fee (4) ............................................. $30
      Guaranteed Minimum Income Benefit (5) ............................... .35%

 Metropolitan Fund Class E Annual Expenses
(as a percentage of average net assets)(7)(15)(18)

                                                  C           A+B+C=D                        D-E=F
                               A        B   OTHER EXPENSES TOTAL EXPENSES                TOTAL EXPENSES
                           MANAGEMENT 12b-1     BEFORE         BEFORE           E            AFTER
                               FEES    FEES  REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------
  Lehman Brothers(R)
   Aggregate Bond Index
   Portfolio .............     .25      .15       .12             .52           .00             .52
  State Street Research
   Income Portfolio (6)...     .33      .15       .05             .53           .00             .53
  State Street Research
   Diversified Portfolio
   (6)....................     .43      .15       .03             .61           .00             .61
  MetLife Stock Index
   Portfolio .............     .25      .15       .03             .43           .00             .43
  Harris Oakmark Large Cap
   Value Portfolio (6)....     .75      .15       .19            1.09           .00            1.09
  T. Rowe Price Large Cap
   Growth Portfolio (6)...     .64      .15       .14             .93           .00             .93
  State Street Research
   Investment Trust
   Portfolio (6)..........     .47      .15       .03             .65           .00             .65
  Janus Growth Portfolio
   (6)(9)(14).............     .80      .15       .29            1.24           .14            1.10
  Putnam Large Cap Growth
   Portfolio (6)(10)......     .80      .15       .59            1.54           .39            1.15
  MetLife Mid Cap Stock
   Index Portfolio (10)...     .25      .15       .58             .98           .38             .60
  Neuberger Berman
   Partners Mid Cap Value
   Portfolio (6)..........     .70      .15       .19            1.04           .00            1.04
  Janus Mid Cap Portfolio
   (6)....................     .66      .15       .04             .85           .00             .85
  State Street Research
   Aggressive Growth
   Portfolio (6)..........     .69      .15       .04             .88           .00             .88
  Loomis Sayles High Yield
   Bond Portfolio ........     .70      .15       .18            1.03           .00            1.03
  Russell 2000(R) Index
   Portfolio (8)(9).......     .25      .15       .30             .70           .00             .70
  T. Rowe Price Small Cap
   Growth Portfolio (6)...     .52      .15       .06             .73           .00             .73
  State Street Research
   Aurora Small Cap Value
   Portfolio (6)(10)......     .85      .15       .20            1.20           .00            1.20
  Franklin Templeton Small
   Cap Growth Portfolio
   (6)(9)(14).............     .90      .15       .71            1.76           .56            1.20
  Scudder Global Equity
   Portfolio (6)..........     .61      .15       .17             .93           .00             .93
  Morgan Stanley EAFE(R)
   Index Portfolio
   (8)(9).................     .30      .15       .48             .93           .08             .85
  Putnam International
   Stock Portfolio (6)....     .90      .15       .24            1.29           .00            1.29


  Zenith Fund Class E Annual Expenses
  (as a percentage of                                          A+B+C=D
  average net assets)                              C            TOTAL                        D-E=F
  (15)(18)                      A        B   OTHER EXPENSES   EXPENSES                   TOTAL EXPENSES
                            MANAGEMENT 12b-1     BEFORE        BEFORE           E            AFTER
                               FEES    FEES  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-------------------------------------------------------------------------------------------------------
  Salomon Brothers U.S.
   Government Portfolio
   (9)(13)................     .55      .15       .16            .86           .01             .85
  Salomon Brothers
   Strategic Bond
   Opportunities
   Portfolio..............     .65      .15       .13            .93           .00             .93
  MFS Investors Trust
   Portfolio (9)(13)......     .75      .15       .82           1.72           .67            1.05
  MFS Research Managers
   Portfolio (9)(13)......     .75      .15       .50           1.40           .35            1.05
  Davis Venture Value
   Portfolio (6)..........     .75      .15       .04            .94           .00             .94
  Harris Oakmark Mid Cap
   Value Portfolio
   (9)(13)................     .75      .15       .21           1.11           .06            1.05
  Loomis Sayles Small Cap
   Portfolio (6)(11)(13)..     .90      .15       .06           1.11           .00            1.11

Met Investors Fund Class E Annual Expenses
(as a percentage of                      A          B                                            A+C+D=F
average net assets) (15)             MANAGEMENT MANAGEMENT                            E           TOTAL
                                        FEES       FEES                D            OTHER       EXPENSES
                                      (BEFORE     (AFTER     C   OTHER EXPENSES   EXPENSES       BEFORE           G
                                        FEE        FEE     12b-1     BEFORE         AFTER      WAIVER AND    WAIVER AND
                                      WAIVER)    WAIVER)   FEES  REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio (12)....    .50       .41      .15       .24            .24           .89           .09
MFS Mid Cap Growth
 Portfolio (6)(12)...................    .65       .62      .15       .18            .18           .98           .03
PIMCO Innovation Portfolio (12)......   1.05       .69      .15       .41            .41          1.61           .36
MFS Research International
 Portfolio (6)(12)...................    .80       .71      .15       .29            .29          1.24           .09

                                           F-G=H
                                       TOTAL EXPENSES
                                           AFTER
                                         WAIVER AND
                                       REIMBURSEMENT
--------------------------------------------------------
PIMCO Total Return Portfolio (12)....        .80
MFS Mid Cap Growth
 Portfolio (6)(12)...................        .95
PIMCO Innovation  Portfolio (12).....       1.25
MFS Research  International
 Portfolio (6)(12)...................       1.15

  American Fund Class 2 Annual Expenses
  (as a percentage of                                                                A+B+C=D
  average net assets) (15)                                               C            TOTAL                        D-E=F
                                                      A        B   OTHER EXPENSES   EXPENSES                   TOTAL EXPENSES
                                                  MANAGEMENT 12b-1     BEFORE        BEFORE           E            AFTER
                                                     FEES    FEES  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
  American Funds Growth-Income Portfolio (6)...      .34      .25       .01            .60           .00             .60
  American Funds Growth Portfolio (6)..........      .36      .25       .02            .63           .00             .63
  American Funds Global Small Capitalization
   Portfolio (6)...............................      .80      .25       .06           1.11           .00            1.11

  Examples
  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $1,000 investment (where your total Account
  Balance is $39,000) assuming (16):
  .  you select the B Class;
  .  the underlying Portfolio earns a 5% annual return;
  .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
     Benefit;
  .  you select the Guaranteed Minimum Income Benefit;
  .  you select the Earnings Preservation Benefit; and
  .  you fully surrender your contract, with applicable withdrawal charges deducted.
                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Division............. $101 $150  $199  $347
  Lehman Brothers(R) Aggregate Bond Index Division......   98  140   183   315
  State Street Research Income Division.................   98  140   183   316
  PIMCO Total Return Division...........................  101  148   197   342
  Salomon Brothers Strategic Bond Opportunities
   Division.............................................  102  152   203   355
  State Street Research Diversified Division............   99  142   187   324
  MetLife Stock Index Division..........................   97  137   178   305
  American Funds Growth-Income Division.................  100  147   194   337
  Harris Oakmark Large Cap Value Division...............  104  157   211   370
  T. Rowe Price Large Cap Growth Division...............  102  152   203   355
  MFS Investors Trust Division..........................  103  156   209   366
  State Street Research Investment Trust Division.......   99  144   189   328
  MFS Research Managers Division........................  103  156   209   366
  American Funds Growth Division........................  100  148   196   340
  Janus Growth Division.................................  104  157   212   371
  Davis Venture Value Division..........................  102  152   204   356
  Putnam Large Cap Growth Division......................  104  159   214   376
  MetLife Mid Cap Stock Index Division..................   99  142   187   323
  Neuberger Berman Partners Mid Cap Value Division......  103  155   209   365
  Harris Oakmark Mid Cap Value Division.................  103  156   209   366
  MFS Mid Cap Growth Division...........................  102  153   204   357
  Janus Mid Cap Division................................  101  150   199   347
  State Street Research Aggressive Growth Division......  101  151   201   350
  Loomis Sayles High Yield Bond Division................  103  155   208   365
  Russell 2000(R) Index Division........................  100  145   192   332
  T. Rowe Price Small Cap Growth Division...............  100  146   193   335
  Loomis Sayles Small Cap Division......................  104  158   212   372
  State Street Research Aurora Small Cap Value
   Division.............................................  105  160   217   381
  Franklin Templeton Small Cap Growth Division..........  105  160   217   381
  PIMCO Innovation Division.............................  105  162   219   385
  Scudder Global Equity Division........................  102  152   203   355
  Morgan Stanley EAFE(R) Index Division.................  101  150   199   347
  MFS Research International Division...................  104  159   214   376
  Putnam International Stock Division...................  106  163   221   389
  American Funds Global Small Capitalization Division...  105  162   220   386

  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $1,000 investment (where your total Account
  Balance is $39,000) assuming (16)(17):
  .   you select the B Class;
  .   the underlying Portfolio earns a 5% annual return;
  .   you select the Greater of Annual Step-Up or 5% Annual Increase Death
      Benefit;
  .   you select the Guaranteed Minimum Income Benefit;
  .   you select the Earnings Preservation Benefit; and
  .   you do not surrender your contract or you elect to annuitize (elect a pay-out option) (no withdrawal charges would be deducted).
                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Division............. $31  $ 96  $163  $347
  Lehman Brothers(R) Aggregate Bond Index Division......  28    86   147   315
  State Street Research Income Division.................  28    86   147   316
  PIMCO Total Return Division...........................  31    94   161   342
  Salomon Brothers Strategic Bond Opportunities
   Division.............................................  32    98   167   355
  State Street Research Diversified Division............  29    88   151   324
  MetLife Stock Index Division..........................  27    83   142   305
  American Funds Growth-Income Division.................  30    93   158   337
  Harris Oakmark Large Cap Value Division...............  34   103   175   370
  T. Rowe Price Large Cap Growth Division...............  32    98   167   355
  MFS Investors Trust Division..........................  33   102   173   366
  State Street Research Investment Trust Division.......  29    90   153   328
  MFS Research Managers Division........................  33   102   173   366
  American Funds Growth Division........................  30    94   160   340
  Janus Growth Division.................................  34   103   176   371
  Davis Venture Value Division..........................  32    98   168   356
  Putnam Large Cap Growth Division......................  34   105   178   376
  MetLife Mid Cap Stock Index Division..................  29    88   151   323
  Neuberger Berman Partners Mid Cap Value Division......  33   101   173   365
  Harris Oakmark Mid Cap Value Division.................  33   102   173   366
  MFS Mid Cap Growth Division...........................  32    99   168   357
  Janus Mid Cap Division................................  31    96   163   347
  State Street Research Aggressive Growth Division......  31    97   165   350
  Loomis Sayles High Yield Bond Division................  33   101   172   365
  Russell 2000(R) Index Division........................  30    91   156   332
  T. Rowe Price Small Cap Growth Division...............  30    92   157   335
  Loomis Sayles Small Cap Division......................  34   104   176   372
  State Street Research Aurora Small Cap Value
   Division.............................................  35   106   181   381
  Franklin Templeton Small Cap Growth Division..........  35   106   181   381
  PIMCO Innovation Division.............................  35   108   183   385
  Scudder Global Equity Division........................  32    98   167   355
  Morgan Stanley EAFE(R) Index Division.................  31    96   163   347
  MFS Research International Division...................  34   105   178   376
  Putnam International Stock Division...................  36   109   185   389
  American Funds Global Small Capitalization Division...  35   108   184   386

  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $1,000 investment (where your total Account
  Balance is $39,000) assuming (16):
  .  you select the Bonus Class;
  .  the underlying Portfolio earns a 5% annual return;
  .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
     Benefit;
  .  you select the Guaranteed Minimum Income Benefit;
  .  you select the Earnings Preservation Benefit; and
  .  you fully surrender your contract, with applicable withdrawal charges deducted.
                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Division............. $126 $181  $240  $375
  Lehman Brothers(R) Aggregate Bond Index Division......  122  171   223   343
  State Street Research Income Division.................  122  172   224   344
  PIMCO Total Return Division...........................  125  180   237   370
  Salomon Brothers Strategic Bond Opportunities
   Division.............................................  127  184   244   383
  State Street Research Diversified Division............  123  174   228   352
  MetLife Stock Index Division..........................  121  169   219   334
  American Funds Growth-Income Division.................  125  178   235   366
  Harris Oakmark Large Cap Value Division...............  128  189   252   397
  T. Rowe Price Large Cap Growth Division...............  127  184   244   383
  MFS Investors Trust Division..........................  128  187   250   394
  State Street Research Investment Trust Division.......  124  175   230   356
  MFS Research Managers Division........................  128  187   250   394
  American Funds Growth Division........................  125  179   236   368
  Janus Growth Division.................................  128  189   252   398
  Davis Venture Value Division..........................  127  184   244   383
  Putnam Large Cap Growth Division......................  129  190   254   403
  MetLife Mid Cap Stock Index Division..................  123  174   227   351
  Neuberger Berman Partners Mid Cap Value Division......  128  187   249   393
  Harris Oakmark Mid Cap Value Division.................  128  187   250   394
  MFS Mid Cap Growth Division...........................  127  184   245   384
  Janus Mid Cap Division................................  126  181   240   375
  State Street Research Aggressive Growth Division......  126  182   241   378
  Loomis Sayles High Yield Bond Division................  128  187   249   392
  Russell 2000(R) Index Division........................  124  177   232   361
  T. Rowe Price Small Cap Growth Division...............  125  178   234   364
  Loomis Sayles Small Cap Division......................  128  189   252   399
  State Street Research Aurora Small Cap Value
   Division.............................................  129  192   257   407
  Franklin Templeton Small Cap Growth Division..........  129  192   257   407
  PIMCO Innovation Division.............................  130  193   259   412
  Scudder Global Equity Division........................  127  184   244   383
  Morgan Stanley EAFE(R) Index Division.................  126  181   240   375
  MFS Research International Division...................  129  190   254   403
  Putnam International Stock Division...................  130  195   261   416
  American Funds Global Small Capitalization Division...  130  194   260   413

 Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $1,000 investment (where your total Account Balance is $39,000) assuming (16)(17):
 . you select the Bonus Class;
 . the underlying Portfolio earns a 5% annual return;
 . you select the Greater of Annual Step-Up or 5% Annual Increase Death
   Benefit;
 . you select the Guaranteed Minimum Income Benefit;
 . you select the Earnings Preservation Benefit; and . you do not surrender your contract or you elect to annuitize (elect a pay-
   out option) (no withdrawal charges would be deducted).

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Division............  $36  $109  $186  $375
  Lehman Brothers(R) Aggregate Bond Index Division.....   32    99   169   343
  State Street Research Income Division................   32   100   170   344
  PIMCO Total Return Division..........................   35   108   183   370
  Salomon Brothers Strategic Bond Opportunities
   Division............................................   37   112   190   383
  State Street Research Diversified Division...........   33   102   174   352
  MetLife Stock Index Division.........................   31    97   165   334
  American Funds Growth-Income Division................   35   106   181   366
  Harris Oakmark Large Cap Value Division..............   38   117   198   397
  T. Rowe Price Large Cap Growth Division..............   37   112   190   383
  MFS Investors Trust Division.........................   38   115   196   394
  State Street Research Investment Trust Division......   34   103   176   356
  MFS Research Managers Division.......................   38   115   196   394
  American Funds Growth Division.......................   35   107   182   368
  Janus Growth Division................................   38   117   198   398
  Davis Venture Value Division.........................   37   112   190   383
  Putnam Large Cap Growth Division.....................   39   118   200   403
  MetLife Mid Cap Stock Index Division.................   33   102   173   351
  Neuberger Berman Partners Mid Cap Value Division.....   38   115   195   393
  Harris Oakmark Mid Cap Value Division................   38   115   196   394
  MFS Mid Cap Growth Division..........................   37   112   191   384
  Janus Mid Cap Division...............................   36   109   186   375
  State Street Research Aggressive Growth Division.....   36   110   187   378
  Loomis Sayles High Yield Bond Division...............   38   115   195   392
  Russell 2000(R) Index Division.......................   34   105   178   361
  T. Rowe Price Small Cap Growth Division..............   35   106   180   364
  Loomis Sayles Small Cap Division.....................   38   117   198   399
  State Street Research Aurora Small Cap Value
   Division............................................   39   120   203   407
  Franklin Templeton Small Cap Growth Division.........   39   120   203   407
  PIMCO Innovation Division............................   40   121   205   412
  Scudder Global Equity Division.......................   37   112   190   383
  Morgan Stanley EAFE(R) Index Division................   36   109   186   375
  MFS Research International Division..................   39   118   200   403
  Putnam International Stock Division..................   40   123   207   416
  American Funds Global Small Capitalization Division..   40   122   206   413

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $1,000 investment (where your total Account
  Balance is $39,000) assuming (16):
  .  you select the C Class;
  .  the underlying Portfolio earns a 5% annual return;
  .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
     Benefit;
  .  you select the Guaranteed Minimum Income Benefit; and
  .  your select the Earnings Preservation Benefit; and
  .  you surrender your contract, do not surrender your contract, you elect to annuitize, or you do not elect to annuitize (no withdrawal charges apply to the C Class).
                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Division............. $35  $108  $183  $385
  Lehman Brothers(R) Aggregate Bond Index Division......  32    98   167   354
  State Street Research Income Division.................  32    98   167   355
  PIMCO Total Return Division...........................  35   106   181   381
  Salomon Brothers Strategic Bond Opportunities
   Division.............................................  36   110   187   393
  State Street Research Diversified Division............  33   101   171   363
  MetLife Stock Index Division..........................  31    95   162   345
  American Funds Growth-Income Division.................  34   105   178   376
  Harris Oakmark Large Cap Value Division...............  38   115   195   407
  T. Rowe Price Large Cap Growth Division...............  36   110   187   393
  MFS Investors Trust Division..........................  37   114   193   404
  State Street Research Investment Trust Division.......  33   102   173   366
  MFS Research Managers Division........................  37   114   193   404
  American Funds Growth Division........................  35   106   180   379
  Janus Growth Division.................................  38   115   196   408
  Davis Venture Value Division..........................  36   111   188   394
  Putnam Large Cap Growth Division......................  38   117   198   413
  MetLife Mid Cap Stock Index Division..................  33   100   171   362
  Neuberger Berman Partners Mid Cap Value Division......  37   114   193   403
  Harris Oakmark Mid Cap Value Division.................  37   114   193   404
  MFS Mid Cap Growth Division...........................  36   111   188   395
  Janus Mid Cap Division................................  35   108   183   385
  State Street Research Aggressive Growth Division......  36   109   185   388
  Loomis Sayles High Yield Bond Division................  37   113   192   402
  Russell 2000(R) Index Division........................  34   103   176   371
  T. Rowe Price Small Cap Growth Division...............  34   104   177   374
  Loomis Sayles Small Cap Division......................  38   116   196   409
  State Street Research Aurora Small Cap Value
   Division.............................................  39   118   200   417
  Franklin Templeton Small Cap Growth Division..........  39   118   200   417
  PIMCO Innovation Division.............................  39   120   203   422
  Scudder Global Equity Division........................  36   110   187   393
  Morgan Stanley EAFE(R) Index Division.................  35   108   183   385
  MFS Research International Division...................  38   117   198   413
  Putnam International Stock Division...................  40   121   205   426
  American Funds Global Small Capitalization Division...  39   120   203   423

  Example 6. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $1,000 investment (where your total Account
  Balance is $39,000) assuming (16):
  .  you select the L Class;
  .  the underlying Portfolio earns a 5% annual return;
  .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
     Benefit;
  .  you select the Guaranteed Minimum Income Benefit;
  .  you select the Earnings Preservation Benefit; and
  .  you fully surrender your contract with applicable withdrawal charges deducted.
                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Division............. $104 $148  $176  $371
  Lehman Brothers(R) Aggregate Bond Index Division......  100  138   159   339
  State Street Research Income Division.................  100  139   160   340
  PIMCO Total Return Division...........................  103  147   173   366
  Salomon Brothers Strategic Bond Opportunities
   Division.............................................  105  151   180   379
  State Street Research Diversified Division............  101  141   164   348
  MetLife Stock Index Division..........................   99  135   155   330
  American Funds Growth-Income Division.................  103  145   171   362
  Harris Oakmark Large Cap Value Division...............  106  156   188   394
  T. Rowe Price Large Cap Growth Division...............  105  151   180   379
  MFS Investors Trust Division..........................  106  154   186   390
  State Street Research Investment Trust Division.......  102  142   166   352
  MFS Research Managers Division........................  106  154   186   390
  American Funds Growth Division........................  103  146   172   365
  Janus Growth Division.................................  106  156   188   395
  Davis Venture Value Division..........................  105  151   180   380
  Putnam Large Cap Growth Division......................  107  157   191   399
  MetLife Mid Cap Stock Index Division..................  101  141   163   347
  Neuberger Berman Partners Mid Cap Value Division......  106  154   185   389
  Harris Oakmark Mid Cap Value Division.................  106  154   186   390
  MFS Mid Cap Growth Division...........................  105  151   181   381
  Janus Mid Cap Division................................  104  148   176   371
  State Street Research Aggressive Growth Division......  104  149   177   374
  Loomis Sayles High Yield Bond Division................  106  154   185   388
  Russell 2000(R) Index Division........................  102  144   168   367
  T. Rowe Price Small Cap Growth Division...............  102  145   170   360
  Loomis Sayles Small Cap Division......................  106  156   189   396
  State Street Research Aurora Small Cap Value
   Division.............................................  107  159   193   404
  Franklin Templeton Small Cap Growth Division..........  107  159   193   404
  PIMCO Innovation Division.............................  108  160   196   408
  Scudder Global Equity Division........................  105  151   180   379
  Morgan Stanley EAFE(R) Index Division.................  104  148   176   371
  MFS Research International Division...................  107  157   191   399
  Putnam International Stock Division...................  108  162   198   412
  American Funds Global Small Capitalization Division...  108  161   196   409

  Example 7. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $1,000 investment (where your total Account
  Balance is $39,000 (16)(17):
  .  you select the L Class;
  .  the underlying Portfolio earns a 5% annual return;
  .  you select the Greater of Annual Step-Up or 5% Annual Increase Death
     Benefit;
  .  you select the Guaranteed Minimum Income Benefit;
  .  you select the Earnings Preservation Benefit; and
  .  you do not surrender your contract or you elect to annuitize (elect a pay-
     out option) (no withdrawal charges would be deducted).
                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------
  Salomon Brothers U.S. Government Division............. $34  $ 103 $176  $371
  Lehman Brothers(R) Aggregate Bond Index Division......  30     93  159   339
  State Street Research Income Division.................  30     94  160   340
  PIMCO Total Return Division...........................  33    102  173   366
  Salomon Brothers Strategic Bond Opportunities
   Division.............................................  35    106  180   379
  State Street Research Diversified Division............  31     96  164   348
  MetLife Stock Index Division..........................  29     90  155   330
  American Funds Growth-Income Division.................  33    100  171   362
  Harris Oakmark Large Cap Value Division...............  36    111  188   394
  T. Rowe Price Large Cap Growth Division...............  35    106  180   379
  MFS Investors Trust Division..........................  36    109  186   390
  State Street Research Investment Trust Division.......  32     97  166   352
  MFS Research Managers Division........................  36    109  186   390
  American Funds Growth Division........................  33    101  172   365
  Janus Growth Division.................................  36    111  188   395
  Davis Venture Value Division..........................  35    106  180   380
  Putnam Large Cap Growth Division......................  37    112  191   399
  MetLife Mid Cap Stock Index Division..................  31     96  163   347
  Neuberger Berman Partners Mid Cap Value Division......  36    109  185   389
  Harris Oakmark Mid Cap Value Division.................  36    109  186   390
  MFS Mid Cap Growth Division...........................  35    106  181   381
  Janus Mid Cap Division................................  34    103  176   371
  State Street Research Aggressive Growth Division......  34    104  177   374
  Loomis Sayles High Yield Bond Division................  36    109  185   388
  Russell 2000(R) Index Division........................  32     99  168   357
  T. Rowe Price Small Cap Growth Division...............  32    100  170   360
  Loomis Sayles Small Cap Division......................  36    111  189   396
  State Street Research Aurora Small Cap Value
   Division.............................................  37    114  193   404
  Franklin Templeton Small Cap Growth Division..........  37    114  193   404
  PIMCO Innovation Division.............................  38    115  196   408
  Scudder Global Equity Division........................  35    106  180   379
  Morgan Stanley EAFE(R) Index Division.................  34    103  176   371
  MFS Research International Division...................  37    112  191   399
  Putnam International Stock Division...................  38    117  198   412
  American Funds Global Small Capitalization Division...  38    116  196   409

  TABLE OF EXPENSES


 /1/There are times when the withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. You may always withdraw earnings without a withdrawal charge. After the first
    Contract Year, you may also withdraw up to 10% of your total purchase payments without a withdrawal charge.

 /2/We reserve the right to limit transfers as described later in this Prospectus.

 /3/You pay the Separate Account charge with the basic death benefit for your class of the Deferred
    Annuity if you are in the pay-out phase of your contract.

 /4/This fee is waived if the Account Balance is $50,000 or more. Regardless of the amount of your Account Balance, the entire fee will be deducted if you take a total withdrawal of your Account
    Balance. During the pay-out phase, we reserve the right to deduct this fee.

 /5/The charge for the Guaranteed Minimum Income
    Benefit is a percentage of your guaranteed minimum income base, as defined later in the Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account Balance, your Enhanced Dollar
    Cost Averaging Program and your Separate Account
    Balance. (We take amounts from the Separate
    Account by cancelling accumulation units.) You do not pay this charge once you are in the pay-out phase of your contract.

 /6/Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and SAI for each respective fund.

 /7/The Metropolitan Fund directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees. The expense information for the Metropolitan Fund Portfolios does not reflect these reductions or credits.

 /8/These Portfolios began operating on November 9,
    1998. MetLife Advisers, LLC ("MetLife Advisers") pays all expenses in excess of .30% and .40% of the average net assets for the Russell 2000(R)
    Index Portfolio and the Morgan Stanley EAFE(R)
    Index Portfolio, respectively, until each
    Portfolio's assets reach $200 million, or through April 30, 2002, whichever comes first. Expenses exclude management fees, brokerage commissions, taxes, interest and extraordinary or nonrecurring expenses and 12b-1 Plan fees (hereafter
    "Expenses"). These arrangements are voluntary and may be terminated by MetLife Advisers at any time upon notice to the Metropolitan Fund's Board of Directors and its shareholders.

 /9/The "Other Expenses Before Reimbursement" for these Portfolios assumes no reduction of expenses of any kind. The "Total Expenses After
   Reimbursement" information for these Portfolios reflects expenses as if the expense reimbursement will be in effect for the entire current year. The effect of such reimbursements is that performance results are increased.

 /10/MetLife Mid Cap Stock Index and State Street
    Research Aurora Small Cap Value Portfolios began operating on July 5, 2000. Putnam Large Cap Growth
    Portfolio began operating on May 1, 2000 and became available under the Deferred Annuities on July 5, 2000. MetLife Advisers will pay all
    Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reach $100 million, or through April 30, 2002, for the Putnam Large Cap
    Growth and State Street Research Aurora Small Cap
    Value Portfolios, and through June 30, 2002, for the MetLife Mid Cap Stock Index Portfolio, whichever comes first. MetLife Advisers will continue to pay the Expenses of the MetLife Mid
    Cap Stock Index and State Street Research Aurora
    Small Cap Value Portfolios through April 30, 2002, irrespective of the total net assets of each Portfolio. These arrangements are voluntary and may be terminated by MetLife Advisers at any time upon notice to the Metropolitan Fund's Board of Directors and its shareholders. The "Other
    Expenses Before Reimbursement" information for the Putnam Large Cap Growth Portfolio assumes no reduction of Expenses of any kind. The "Other
    Expenses Before Reimbursement" for the MetLife Mid
    Cap Stock Index and State Street Research Aurora
    Small Cap Value Portfolios reflects an estimate of Expenses for calendar year 2001. The "Total
    Expenses After Reimbursement" for all Portfolios reflects Expenses as if the Expense reimbursement will be in effect for the entire current year. The effect of such reimbursement is that performance results are increased.

 /11/This Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions.

 /12/Met Investors Advisory Corp. and Met Investors
    Fund have entered into an Expense Limitation
    Agreement whereby, for a period of at least one year from commencement of operations (February 12, 2001), the total of management fees and other expenses (excluding 12b-1 Plan fees) of certain
    Portfolios will not exceed, in any year in which the Agreement is in effect, the following percentages: .65% for the PIMCO Total Return
    Portfolio, 1.10% for the PIMCO Innovation
    Portfolio, .80% for the MFS Mid Cap Growth
    Portfolio and 1.00% for the MFS Research
    International Portfolio. Under certain
    circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Fund's Board of Trustees, be repaid to the investment manager.

     The "Total Expenses Before Waiver and
     Reimbursement" assumes no reduction of expenses of any kind. The amounts shown above under "Other
     Expenses After Reimbursement" are an estimate of what the expenses will be for the period ending
     December 31, 2001, after expense reimbursement.
     The effect of such waiver and reimbursement is that performance results are increased. Absent these expense reimbursement arrangements, the total annual portfolio expenses for the year ending December 31, 2001 are estimated to be:
     1.61% for the PIMCO Innovation Portfolio, .98% for the MFS Mid Cap Growth Portfolio, 1.24% for the MFS Research International Portfolio and .89% for the PIMCO Total Return Portfolio.

 /13/Pursuant to an Expense Agreement, MetLife
    Advisers has agreed to pay the operating expenses of the Class E shares of these Portfolios
    (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.05% of average net assets for all of these Portfolios
    (except Salomon Brothers U.S. Government which is
    0.85% and Loomis Sayles Small Cap which is 1.15% of average net assets) subject to the obligation of each Portfolio to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's expenses fall below that percentage.
    However, no Portfolio is obligated to repay any expenses paid by MetLife Advisers more than two years after the end of the fiscal year in which such expenses were incurred (three years for the MFS Investors Trust and the MFS Research Managers
    Portfolios). This arrangement may be terminated at any time.

 /14/MetLife Advisers has voluntary agreed to waive or pay all expenses (other than brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) for the Janus Growth and the Franklin Templeton Small Cap
     Growth Portfolios greater than 1.10% and 1.20%, respectively, of average net assets through April
     30, 2002. Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's total operating expenses fall below the stated expense limit of 1.10% and 1.20%, respectively.
     Such deferred expenses may be charged to the applicable Portfolio in a subsequent year to the extent that the charge does not cause the total operating expenses in such subsequent year to exceed the expense limits of 1.10% and 1.20%, respectively. The applicable Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred. The information in the table is an estimate of first year expenses.

 /15/Each of the Metropolitan Fund, Zenith Fund, Met
     Investors Fund and American Fund has adopted a Distribution Plan under Rule 12b-1 of the
     Investment Company Act of 1940. The Distribution
     Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee.

 /16/These examples assume that reimbursement of expenses was in effect.

 /17/These examples assume no withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime.

 /18/Since Class E shares of the Metropolitan Fund and
     Zenith Fund did not exist as of December 31, 2000, "Other Expenses Before Reimbursement",
     "Total Expenses Before Reimbursement",
     "Reimbursement" and "Total Expenses After
     Reimbursement" reflect the actual expenses for the Class A shares of both funds for the fiscal year ending December 31, 2000.

MetLife

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, Inc. through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.

Metropolitan Life

Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Select Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

[GRAPHIC]

[GRAPHIC]

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

Variable Annuities

This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Account." With the Fixed Account, your money earns a rate of interest that we guarantee. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRA's receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in several variations, which we call "classes." Each class offers you the ability to choose certain features common to all of the Deferred Annuities (except the Enhanced Dollar Cost Averaging Program). Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the basic death benefit for that class. If you purchase any of the optional death benefits, you receive the optional benefit in place of the basic death benefit. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Deferred Annuity with the basic death benefit and no optional benefits. These optional benefits are:

[_] an Annual Step-Up Death Benefit;

[_] the Greater of Annual Step-Up or 5% Annual Increase Death Benefit;

[_] Earnings Preservation Benefit; and

[_] a Guaranteed Minimum Income Benefit.

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

Classes of the Deferred Annuity

B Class

The B Class has a 1.25% annual Separate Account charge and a declining seven year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.35% to 1.50%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.60% to 1.75%.

The Bonus Class (may also be known as the "B Plus Class" in our sales literature and advertising)


You may purchase a contract in the Bonus Class if you are less than 81 years old. Under the Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year. The Bonus will be applied pro-rata to the Fixed Account and the investment divisions of the Separate Account based upon your allocation for your purchase payments. The Bonus Class has a 1.70% annual Separate Account charge and a declining seven year withdrawal charge on each purchase payment. The Separate Account charge declines 0.45% to 1.25% after you have held the contract for seven years. If you choose either of the optional death benefits, the Separate Account charge would range from 1.80% to 1.95%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.05% to 2.20%.

Investment returns for the Bonus Class Deferred Annuity may be lower than those for the B Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the Bonus Class Deferred Annuity. (Fixed Account rates for the Bonus Class may be lower than those declared for the other classes.)

[GRAPHIC]

Therefore, the choice between the Bonus Class and the B Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the Bonus Class Deferred Annuity will have higher returns than the B Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates hypothetical rates of return for a Deferred Annuity with the 3% credit compared to a contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.70% (1.25% in years 8-10)(Bonus Class Deferred Annuity) and 1.25% (B Class Deferred Annuity); and

c) an assumed investment return for the investment choices before Separate Account charges of 8.05% for each of 10 years.

                              Bonus Class
                        (1.70% Separate Account                     B Class
                          charge for first 7                (1.25% Separate Account
  Contract Year                 years)                         charge all years)
-----------------------------------------------------------------------------------
  1                             $54,770                             $53,400
-----------------------------------------------------------------------------------
  2                             $58,248                             $57,031
-----------------------------------------------------------------------------------
  3                             $61,947                             $60,909
-----------------------------------------------------------------------------------
  4                             $65,881                             $65,051
-----------------------------------------------------------------------------------
  5                             $70,064                             $69,475
-----------------------------------------------------------------------------------
  6                             $74,513                             $74,199
-----------------------------------------------------------------------------------
  7                             $79,245                             $79,244
-----------------------------------------------------------------------------------
  8                             $84,633                             $84,633
-----------------------------------------------------------------------------------
  9                             $90,388                             $90,388
-----------------------------------------------------------------------------------
  10                            $96,535                             $96,534


Generally, the higher the rate of return, the more advantageous the Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year.

The decision to elect the Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the Bonus Class.

The guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred Annuity. Current rates for the Bonus Class may be lower than those for the other classes of the Deferred Annuity.

Any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the amount will be increased by any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.


C Class

The C Class has a 1.65% annual Separate Account charge and no withdrawal charge. If you choose either of the optional death benefits, the Separate Account charge would range from 1.75% to 1.90%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 2.00% to 2.15%. The Enhanced Dollar Cost Average Program is not available with the C Class Deferred Annuity.

L Class

The L Class has a 1.50% annual Separate Account charge and a declining three year withdrawal charge on each purchase payment. If you choose either of the optional death benefits, the Separate Account charge would range from 1.60% to 1.75%. If you choose the optional Earnings Preservation Benefit and either of the optional death benefits, the Separate Account charge would range from 1.85% to 2.00%.

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The portfolios most likely will not have the same performance experience as any publicly available mutual fund.

Your Investment Choices

The Metropolitan Fund, the Zenith Fund, the Met Investors Fund and the American Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Zenith Fund, the Met Investors Fund and the American Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Deferred Annuities, Class E of the Metropolitan Fund, the Zenith Fund and the Met Investors Fund, and
Class 2 of the American Fund, each imposes a 12b-1 Plan fee.

The investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

[GRAPHIC]

 Salomon Brothers U.S. Government Portfolio
 Lehman Brothers(R) Aggregate Bond Index Portfolio
 State Street Research Income Portfolio
 PIMCO Total Return Portfolio
 Salomon Brothers Strategic Bond Opportunities Portfolio
 State Street Research Diversified Portfolio
 MetLife Stock Index Portfolio
 American Funds Growth-Income Portfolio
 Harris Oakmark Large Cap Value Portfolio
 T. Rowe Price Large Cap Growth Portfolio
 MFS Investors Trust Portfolio
 State Street Research Investment Trust Portfolio
 MFS Research Managers Portfolio
 American Funds Growth Portfolio
 Janus Growth Portfolio
 Davis Venture Value Portfolio
 Putnam Large Cap Growth Portfolio
 MetLife Mid Cap Stock Index Portfolio
 Neuberger Berman Partners Mid Cap Value Portfolio
 Harris Oakmark Mid Cap Value Portfolio
 MFS Mid Cap Growth Portfolio
 Janus Mid Cap Portfolio
 State Street Research Aggressive Growth Portfolio
 Loomis Sayles High Yield Bond Portfolio
 Russell 2000(R) Index Portfolio
 T. Rowe Price Small Cap Growth Portfolio
 Loomis Sayles Small Cap Portfolio
 State Street Research Aurora Small Cap Value Portfolio
 Franklin Templeton Small Cap Growth Portfolio
 PIMCO Innovation Portfolio
 Scudder Global Equity Portfolio
 Morgan Stanley EAFE(R) Index Portfolio
 MFS Research International Portfolio
 Putnam International Stock Portfolio
 American Funds Global Small Capitalization Portfolio

Some of the investment choices may not be available under the terms of your Deferred Annuity. Your contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


[_] We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Zenith Fund, the Met Investors Fund or the American Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund, the Zenith Fund and the Met Investors Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Fund Portfolios are made available by the American Fund only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Zenith Fund, the Met Investors Fund and the American Fund are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap, the Harris Oakmark Mid Cap Value and the MFS Mid Cap Growth Portfolios, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund and the Zenith Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pays Met Investors Advisory Corp., formerly known as Security First Investment Management Corporation, a monthly fee for its services as their investment manager. The Portfolios of the American Fund pays Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, the Zenith Fund, the Met Investors Fund and the American Fund.

These Deferred Annuities may be either issued to you as an individual or to a non-natural entity, such as a trust.

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.

Deferred Annuities

This Prospectus describes the following Deferred Annuities under which you can accumulate money:


  [_] Non-Qualified

  [_] Traditional IRAs (Individual
      Retirement Annuities)
                                                     [GRAPHIC]
  [_] Roth IRAs (Roth Individual
      Retirement Annuities)

  [_] SEPs (Simplified Employee
      Pensions)


Automated Investment Strategies and Enhanced
Dollar Cost Averaging Program

There are four automated investment strategies and an Enhanced Dollar Cost Averaging Program available to you. (The Enhanced Dollar Cost Averaging Program is not available to the Bonus or C Class Deferred Annuities.) These are available to you without any additional charges. As with any investment program, none of them can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may have the Enhanced Dollar Cost Averaging Program and either the Index SelectorSM or RebalancerSM in effect at the same time, but you may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity GeneratorSM or the Allocator.SM

Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that you have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the investment divisions you choose. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the original time period you chose. Your existing monthly transfer amount is then increased by this amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

We may impose minimum purchase payments and other restrictions to utilize this program.


[GRAPHIC]

The Equity GeneratorSM: An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any one investment division, based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

[GRAPHIC]

The RebalancerSM: You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Account. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy other than when utilized with the Enhanced Dollar Cost Averaging Program.

[GRAPHIC]

The Index SelectorSM: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account. Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.),

[GRAPHIC]
the percentage in each of these investment divisions and the Fixed Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy other than when utilized with the Enhanced Dollar Cost Averaging Program. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

[GRAPHIC]

The AllocatorSM: Each month a dollar amount you choose is transferred from the Fixed Account to any of the investment divisions you choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Account Balance is exhausted, this strategy is automatically discontinued.

The Allocator, Equity Generator, and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

The chart below summarizes the availability of the Enhanced Dollar Cost Averaging Program and the automated investment strategies:


                               Bonus     C         L
                     B Class   Class   Class     Class
                    ---------- ----- --------- ----------
  a. Enhanced
   Dollar Cost
   Averaging
   Program
   ("EDCA")            Yes      No      No        Yes
---------------------------------------------------------
  b. Choice of One
   Automated
   Investment
   Strategy
---------------------------------------------------------
   1. Equity           Yes      Yes     Yes       Yes
    Generator        (but not                   (but not
                    with EDCA)                 with EDCA)
---------------------------------------------------------
   2. Rebalancer       Yes      Yes     Yes       Yes
---------------------------------------------------------
   3. Index
    Selector           Yes      Yes     Yes       Yes
---------------------------------------------------------
   4. Allocator        Yes      Yes    Yes        Yes
                     (but not                   (but not
                    with EDCA)                 with EDCA)
---------------------------------------------------------


Purchase Payments

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

The B Class minimum initial purchase payment is $5,000 for the Non-Qualified Deferred Annuity and $2,000 for the Traditional IRA, Roth IRA and SEP Deferred Annuities. The minimum initial purchase payment for automated purchase payments ("check-o-matic") for the B Class is $500. If you choose to purchase a Bonus Class Deferred Annuity, the minimum initial purchase payment is $10,000. The minimum initial purchase payment for the C Class and L Class is $25,000.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through check-o-matic. The minimum subsequent purchase payment for all Deferred Annuities is $500, except for automated purchase payments, where the minimum subsequent purchase payment is $50.

We will not issue the Deferred Annuity to you if you are age 90 or older (85 or older in New York State). We will not accept your purchase payments if you are age 90 or older (85 or older in New York State.)

The chart below summarizes the minimum initial and subsequent purchase payments for each Contract Class:


                                       Bonus     C       L
                         B Class       Class   Class   Class
                    ----------------- ------- ------- -------
  Initial Purchase       $5,000       $10,000 $25,000 $25,000
   Payment              ($2,000;
                    Traditional IRA,
                    Roth IRA and SEP)
-------------------------------------------------------------
   Subsequent
    Purchase
    Payment               $500         $500    $500    $500
-------------------------------------------------------------
  Automated
   Purchase
   Payments
-------------------------------------------------------------
   Initial                $500        $10,000 $25,000 $25,000
-------------------------------------------------------------
   Subsequent              $50          $50     $50     $50
-------------------------------------------------------------

Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Account, the Enhanced Dollar Cost Averaging Program and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

Automated Purchase Payments

You may elect to have purchase payments made automatically. With check-o-matic your bank deducts money from your bank account and makes the purchase payment for you.

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

[_] Federal tax laws or regulatory requirements;

[_] Our right to limit the total of your purchase payments to $1,000,000; and

[_] Our right to restrict purchase payments to the Fixed Account and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate (currently, 3.00%); or (2) your Fixed Account Balance and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for a Fixed Account allocation (e.g., $1,000,000).

[GRAPHIC]

[GRAPHIC]

The Value of Your Investment

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

[_] First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_] Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

[_] Finally, we multiply the previous Accumulation Unit Value by this result.

Examples
Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                      $500 = 50 accumulation units
                      ----
                      $10

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

          $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

           $10.00 x .95 = $9.50 is the new Accumulation Unit Value

Transfer Privilege


You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Account. Each transfer must be at least $500 or, if less, your entire balance in an investment division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). For us to process a transfer, you must tell us:


[_] The percentage or dollar amount of the transfer;

[_] The investment divisions (or Fixed Account) from which you want the money to be transferred;

[_] The investment divisions (or Fixed Account) to which you want the money to be transferred; and

[_] Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Account if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate (currently, 3.00%); or (2) your Fixed Account Balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to (1) defer the transfer privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of transfers you may make each Contract Year; (3) limit the dollar amount that may be transferred at any one time.; (4) charge a transfer fee; and (5) impose limitations and modifications where exercise of the transfer privilege creates or would create a disadvantage to other contract owners. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each transfer; and (2) requiring a signed, written request to make the transfer. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed our next business day.

We may require you to use our forms.

Access To Your Money

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500. If any withdrawal would decrease your Account Balance below $2,000, we will consider this a

You may transfer money within your contract. You will not incur current taxes on your earnings or any withdrawal charges as a result of transferring your money.

[GRAPHIC]

Income taxes, tax penalties and withdrawal charges may apply to any withdrawal you make.

We will withdraw your systematic withdrawal program payments from the Fixed Account, the Enhanced Dollar Cost Averaging Program or investment divisions you select, either pro rata or in the proportions you request.

[GRAPHIC]

If you would like to receive your systematic withdrawal payment on or about the first of the month, you should request that the payment date be the 20th day of the month.

request for a full withdrawal. To process your request, we need the following information:

[_] The percentage or dollar amount of the withdrawal; and

[_] The investment divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which you want the money to be withdrawn.

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

Systematic Withdrawal Program

Under this program and subject to approval in your state, you may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. For all contract classes, except for the C Class, payments may only be made monthly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued you the contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that you selected, the payments will be taken out pro rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office.

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Minimum Distribution

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments.

Charges

There are two types of charges you pay while you have money in an investment division:

[_] Separate Account charge, and

[_] Investment-related charge.

Separate Account Charge

Each class of the Deferred Annuity has a different Separate Account charge. You will pay the Separate Account charge annually based on the average daily value of the amount you have in the Separate Account. This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuities may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay- out option.

The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

[GRAPHIC]

The chart below summarizes the Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the contract.

                           Separate Account Charges*


                             B     Bonus
                            Class Class** C Class L Class
                            ----- ------- ------- -------
  Basic Death Benefit       1.25%  1.70%   1.65%   1.50%
---------------------------------------------------------
  Annual Step-Up Death
   Benefit                  1.35%  1.80%   1.75%   1.60%
---------------------------------------------------------
  Annual Step-Up or 5%
   Annual Increase Death
   Benefit                  1.50%  1.95%   1.90%   1.75%
---------------------------------------------------------
  Optional Earnings
   Preservation Benefit***  .25%   .25%    .25%    .25%

* We currently charge an additional Separate Account charge of 0.15% of average daily net assets in the American Fund Growth-Income, American Fund Growth and American Fund Global Small Capitalization investment divisions.

    We reserve the right to impose an increased Separate Account charge on investment divisions that we add to the contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

** The Separate Account charge for the Bonus Class will be reduced by 0.45% after you have held the contract for seven years.

*** This charge is in addition to the Separate Account charge with the death benefit chosen.

Investment-Related Charge

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund, the Zenith Fund and the Met Investors Fund is Class E, which has a 0.15% 12b-1 Plan fee. Class 2 shares of the American Fund are available, which have a 0.25% 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

Annual Contract Fee

There is a $30 Annual Contract Fee. This fee is waived if your Account Balance is at least $50,000. It is deducted on a pro-rata basis from the investment divisions on the Contract Anniversary. Regardless of the amount of your Account Balance, the entire fee will be deducted at the time of a total withdrawal of your Account Balance. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

Optional Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account Balance, Enhanced Dollar Cost Averaging Program balance and Separate Account Balance. We take amounts from the Separate Account by cancelling accumulation units.

Premium and Other Taxes

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

Withdrawal Charges

A withdrawal charge may apply if you withdraw purchase payments that were credited to your Deferred Annuity. There are no withdrawal charges for the C Class Deferred Annuity. To determine the withdrawal charge for the Deferred Annuities, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from

You will not pay a withdrawal charge on any purchase payments made more than 7 years ago for the B and Bonus Class contracts, 3 years ago for the L Class contract or at all on the C Class contract.

earnings, then from amounts (other than earnings) that can be withdrawn without a withdrawal charge and then from purchase payments, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the withdrawal charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the investment divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on purchase payments withdrawn for each class is as follows:


                                B
   IF WITHDRAWN DURING YEAR   CLASS BONUS CLASS C CLASS L CLASS
   ------------------------   ----- ----------- ------- -------
   1...............              7%       9%       None     7%
   2...............              6%       8%                6%
   3...............              6%       8%                5%
   4...............              5%       7%                0%
   5...............              4%       6%                0%
   6...............              3%       4%                0%
   7...............              2%       3%                0%
   Thereafter......              0%       0%                0%


The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

When No Withdrawal Charge Applies

In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

[_] If you have a C Class Deferred Annuity.

[_] On transfers you make within your Deferred Annuity.

[_] On withdrawals of purchase payments you made over seven years ago for the B
    Class, seven years ago for the Bonus Class and three years ago for the L Class.

[_] If you choose payments over one or more lifetimes.

[_] If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction, except if your spouse continues the contract.

[_] If you withdraw only your earnings from the investment divisions.

[_] During the first Contract Year, if you are in the Systematic Withdrawal
    Program, and you withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month.

[_] After the first Contract Year, if you withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

[_] If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity.

[_] If you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

[_] If you properly "recharacterize" as permitted under federal tax law your Traditional IRA Deferred Annuity or a Roth IRA Deferred Annuity using the same Deferred Annuity.

[_] After the first Contract Year, if approved in your state, and your contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you have been either the owner continuously since the issue of the contract or the spouse who continues the contract:

    . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days

Withdrawal charges never apply to transfers among investment divisions, transfers to or from the Fixed Account or transfers from the Enhanced Dollar Cost Averaging Program.

[GRAPHIC]
    where there is no more then a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

  . Is diagnosed with a terminal illness and not expected to live more than a year.

[_] After the first Contract Year, if approved in your state, and your contract provides for this, if you are disabled as defined in the Federal Social Security Act and if you have been the owner continuously since the issue of the contract or the spouse who continues the contract.

[_] If you have transferred money from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.

Free Look

[GRAPHIC]

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your properly completed refund request is received at your Administrative Office.

Any Bonus does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". If your state requires us to refund your Account Balance, the amount refunded will be increased by any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.

Death Benefit--Generally

One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA, Roth IRA or SEP, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Balance.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any withdrawal charges.

If the beneficiary is your spouse, the beneficiary may be substituted as the owner of the Deferred Annuity and continue the contract. In that case, the Account Balance will be adjusted to equal the death benefit. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Balance.) Any applicable withdrawal charges will be assessed against any future withdrawals.

If the spouse continues the Deferred Annuity, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, highest Account Balance as of each fifth Contract Anniversary, highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), are reset on the date the spouse continues the Deferred Annuity.

If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, highest Account Balance as of each fifth Contract Anniversary, highest Account Balance as of each Contract Anniversary and annual increase amount (depending on whether you choose an optional benefit), are reset on the date of the change in owner.

If you are a non-natural person, then the life of the annuitant is the basis for determining the death benefit. If there are joint owners, the oldest of the two will be used as a basis for determining the death benefit.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal.

Basic Death Benefit

If you die during the pay-in phase and you have not chosen one of the optional death benefits, the death benefit the beneficiary receives will be equal to the greatest of:

1.   Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. Highest Account Balance as of each fifth Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;

  . Increase the highest Account Balance by each subsequent purchase payment;

  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each fifth Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the highest Account Balance equal to the greatest of the three.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

   . Increase the highest Account Balance by each subsequent purchase payment or

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

                                    Example

--------------------------------------------------------------------
                                Date                 Amount
                         ------------------- -----------------------
  A   Initial Purchase        10/1/2000             $100,000
      Payment
--------------------------------------------------------------------
  B   Account Balance         10/1/2001             $104,000
                           (First Contract
                            Anniversary)
--------------------------------------------------------------------
  C   Death Benefit             As of               $104,000
                              10/1/2001      (= greater of A and B)
--------------------------------------------------------------------
  D   Account Balance         10/1/2002              $90,000
                          (Second Contract
                            Anniversary)
--------------------------------------------------------------------
  E   Death Benefit           10/1/2002             $100,000
                                             (= greater of A and D)
--------------------------------------------------------------------
  F   Withdrawal              10/2/2002              $9,000
--------------------------------------------------------------------
  G   Percentage              10/2/2002                10%
      Reduction in                                   (= F/D)
      Account
      Balance
--------------------------------------------------------------------
  H   Account Balance         10/2/2002              $81,000
      after Withdrawal                              (= D - F)
--------------------------------------------------------------------
  I   Purchase                  As of                $90,000
      Payments reduced        10/2/2002          [= A - (A X G)]
      for
      Withdrawal
--------------------------------------------------------------------
  J   Death Benefit           10/2/2002              $90,000
                                             (= greater of H and I)
--------------------------------------------------------------------
  K   Account Balance         10/1/2005             $125,000
--------------------------------------------------------------------
  L   Death Benefit             As of               $125,000
      (Highest Account        10/1/2005      (= greater of I and K)
      Balance)           (Fifth Anniversary)
--------------------------------------------------------------------
  M   Account Balance         10/2/2005             $110,000
--------------------------------------------------------------------
  N   Death Benefit             As of               $125,000
                              10/2/2005      (= greatest of I, L, M)
--------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

Account Balances on 10/1/02 and 10/2/02 are assumed to be equal prior to the withdrawal.

Optional Benefits

Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. The optional benefit is in effect until it terminates. Please refer to the discussion concerning the possibility of certain Separate Account charges being treated as taxable distributions in the "Separate Account Charges" paragraphs in the Tax Section of this Prospectus. Please note further that, in the case of the optional death benefits, the Earnings Preservation Benefit and Guaranteed Minimum Income Benefit, the annual increase amount and highest Account Balance as of the applicable

[GRAPHIC]

Contract Anniversary, is frozen at the Contract Anniversary immediately preceding your 81st birthday (unless you make additional purchase payments or subsequent partial withdrawals to determine the highest Account Balance). You continue to bear the costs of these optional benefits after that date before you enter the income or pay-out period. Optional benefits are available subject to state approval.

Annual Step-Up Death Benefit

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance; or

2. Highest Account Balance as of each Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;

  . Increase the highest Account Balance by each subsequent purchase payment;

  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

   . Increase the highest Account Balance by each subsequent purchase payment or

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Annual Step-Up Death Benefit is available for an additional charge of 0.10% annually of the average daily value of the amount you have in the Separate Account.

                                 Example:

                                  Date                   Amount
                      ----------------------------- ----------------
  A  Initial Purchase           10/1/2000               $100,000
     Payment
--------------------------------------------------------------------
  B  Account Balance            10/1/2001               $104,000
                      (First Contract Anniversary)
--------------------------------------------------------------------
  C  Death Benefit           As of 10/1/2001            $104,000
     (Highest Account                                (= greater of A
     Balance)                                            and B)
--------------------------------------------------------------------
  D  Account Balance            10/1/2002               $ 90,000
                      (Second Contract Anniversary)
--------------------------------------------------------------------
  E  Death Benefit              10/1/2002               $104,000
     (Highest                                        (= greater of C
     Contract Year                                       and D)
     Anniversary)
--------------------------------------------------------------------
  F  Withdrawal                 10/2/2002               $  9,000
--------------------------------------------------------------------
  G  Percentage                 10/2/2002                  10%
     Reduction in
     Account Balance                                     (= F/D)
--------------------------------------------------------------------
  H  Account Balance            10/2/2002               $ 81,000
     after Withdrawal                                    (= D-F)
--------------------------------------------------------------------
  I  Highest Account         As of 10/2/2002            $ 93,600
     Balance reduced
     for Withdrawal                                    (=E-(EXG))
--------------------------------------------------------------------
  J  Death Benefit              10/2/2002               $ 93,600
                                                     (= greater of H
                                                         and I)

Notes to Example
Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/02 and 10/2/02 are assumed to be equal prior to the withdrawal.

Greater of Annual Step-Up or 5% Annual Increase Death Benefit
You may purchase at application a death benefit that provides that the death benefit amount is equal to the greatest of:

1. Your Account Balance; or

2. The annual increase amount which is equal to the sum total of each purchase payment accumulated at a rate of 5% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 5% a year from the date of the withdrawal (the withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal); or

3. Highest Account Balance as of each Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;
  . Increase the highest Account Balance by each subsequent purchase payment;
  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;
  . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

   . Increase the highest Account Balance by each subsequent purchase payment or

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

You may not purchase this benefit if you are 80 years of age or older.

The Greater of Annual Step-Up or 5% Annual Increase Death Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount you have in the Separate Account.

                                    Example:

                                       Date                                        Amount
                                 ----------------                     ---------------------------------
  A  Initial Purchase                10/1/2000                                    $100,000
     Payment
-------------------------------------------------------------------------------------------------------
  B  Account Balance                 10/1/2001                                    $104,000
                                  (First Contract
                                   Anniversary)
-------------------------------------------------------------------------------------------------------
 C1  Account Balance                 10/1/2001                                    $104,000
     (Highest Account                                                      (= greater of A and B)
     Balance)
-------------------------------------------------------------------------------------------------------
 C2  5% Annual                       10/1/2001                                    $105,000
     Increase Amount                                                             (= AX1.05)
-------------------------------------------------------------------------------------------------------
 C3  Death Benefit                As of 10/1/2001                                 $105,000
                                                                          (= greater of C1 and C2)
-------------------------------------------------------------------------------------------------------
  D  Account Balance                 10/1/2002                                    $ 90,000
                           (Second Contract Anniversary)
-------------------------------------------------------------------------------------------------------
 E1  Highest Account                 10/1/2002                                    $104,000
     Balance                                                               (= greater of C1 and D)
-------------------------------------------------------------------------------------------------------
 E2  5% Annual                    As of 10/1/2002                                 $110,250
     Increase Amount                                                           (= AX1.05X1.05)
-------------------------------------------------------------------------------------------------------
 E3  Death Benefit                   10/1/2002                                    $110,250
                                                                          (= greater of E1 and E2)
-------------------------------------------------------------------------------------------------------
  F  Withdrawal                      10/2/2002                                    $  9,000
-------------------------------------------------------------------------------------------------------
  G  Percentage                      10/2/2002                                       10%
     Reduction in                                                                  (= F/D)
     Account Balance
-------------------------------------------------------------------------------------------------------
  H  Account Balance                 10/2/2002                                    $ 81,000
     after Withdrawal                                                              (= D-F)
-------------------------------------------------------------------------------------------------------
 I1  Highest Account              As of 10/2/2002                                 $ 93,600
     Balance reduced                                                            (= E1-(E1XG))
     for Withdrawal
-------------------------------------------------------------------------------------------------------
 I2  5% Annual                    As of 10/2/2002                                 $ 99,239
     Increase Amount                                                   (= E2-(E2XG). Note: E2 includes
     reduced for Withdrawal                                           additional day of interest at 5%)
-------------------------------------------------------------------------------------------------------
 I3  Death Benefit                   10/2/2002                                    $ 99,239
                                                                        (= greatest of H, I1 and I2)
-------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.

The Account Balances on 10/1/02 and 10/02/02 are assumed to be equal prior to the withdrawal.

All amounts are rounded to the nearest dollar.

Earnings Preservation Benefit

You may purchase this benefit at application which is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.

This benefit provides that an additional death benefit is payable equal to:

1. The difference between

  a. Your death benefit (either the basic death benefit or an optional death benefit for which you pay an additional charge); and

  b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

  a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal; and

  b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when you purchased the Contract:


        Purchase Age        Percentage
        Ages 69 or younger     40%
        Ages 70-79             25%
        Ages 80 and above       0%

You may not purchase this benefit if you are 80 years of age or older.

For purposes of the above calculation, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal plus applicable withdrawal charges divided by the Account Balance immediately before the withdrawal.

If the spouse continues the contract, the spouse can choose one of the following two options:

  . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

  . Stop the Earnings Preservation Benefit. Then, the Account Balance is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

If you are a natural person and you change ownership of the Deferred Annuity to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Balance on the date of the change in owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new owner as of the date of the change in owner.

If you are a non-natural person, the life of the annuitant is the basis for determining the additional death benefit. If there are joint owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount you have in the Separate Account.

                                    Example:

                                          Date          Amount
                                        --------- -------------------
  A  Purchase Payments Not Withdrawn    10/1/2000      $100,000
---------------------------------------------------------------------
  B  Death Benefit                      10/1/2001      $105,000
---------------------------------------------------------------------
  C  Additional Death Benefit           10/1/2001       $2,000
                                                   (= 40% x (B - A))
---------------------------------------------------------------------
  D  Account Balance                    10/1/2002       $90,000
---------------------------------------------------------------------
  E  Withdrawal                         10/2/2002       $9,000
---------------------------------------------------------------------
  F  Account Balance after Withdrawal   10/2/2002       $81,000
                                                       (=D - E)
---------------------------------------------------------------------
  G  Purchase Payments Not Withdrawn    10/2/2002       $91,000
                                                       (= A-E.
                                                   Because there is
                                                      no gain at
                                                  time of withdrawal)
---------------------------------------------------------------------
  H  Death Benefit                      10/2/2002       $99,239
---------------------------------------------------------------------
  I  Additional Death Benefit                           $3,296
                                                   (= 40% x (H - G))

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge from the Account Balance is included when determining the percentage of Account Balance withdrawn.

All amounts are rounded to the nearest dollar.

[GRAPHIC]

Guaranteed Minimum Income Benefit (may also be known as the "Predictor" in our sales literature and advertising)

You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance.

This benefit may only be exercised by the owner no later than the Contract Anniversary immediately after the owner's 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. Partial annuitization is not permitted under this optional benefit and no change in owners of the contract is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

         Age at Pay- Out    Guarantee
          ---------------------------
               80          9 years
          ---------------------------
               81          8 years
          ---------------------------
               82          7 years
          ---------------------------
               83          6 years
          ---------------------------
            84 and 85      5 years

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the annual increase amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. Highest Account Balance as of each Contract Anniversary, determined as follows:

  .   At issue, the highest Account Balance is your initial purchase payment;

  . Increase the highest Account Balance by each subsequent purchase payment;

  . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

   . Increase the highest Account Balance by each subsequent purchase payment or

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.

This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age, sex and the income type you select.

For purposes of determining the highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately after the owner's 85th birthday;

2.  When you take a total withdrawal of your Account Balance;

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option;

4. The owner dies or the annuitant dies (if the owner is not a natural person); or

5. There is a change in owners, joint owners or annuitants (if the owner is a non-natural person).

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account Balance, Enhanced Dollar Cost Averaging Program balance and Separate Account Balance. (We take amounts from the Separate Account by cancelling accumulation units from your Separate Account.)

Pay-Out Options (or Income Options) The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.

[GRAPHIC]

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

Should our current rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those quoted in your contract, we will use the current rates.

  Example:

(This calculation ignores the impact of highest Account Balance which could further increase the guaranteed minimum income base.)

  At issue, male, age 55
  Purchase Payment = $100,000.
  No additional purchase payments or
  partial withdrawals.
  Guaranteed minimum income base at
  age 65 =  $100,000X1.06/10/
   = $179,085 where 10 equals the
  number of years the purchase payment
  accumulates for purposes of
  calculating this benefit.

  Guaranteed minimum income
  floor = guaranteed minimum income
  base applied to the Guaranteed
  Minimum Income Benefit annuity
  table.

  Guaranteed Minimum Income Benefit
  annuity factor, male, age 65 = $4.40
  per month per $1,000 applied for
  lifetime income with 10 years
  guaranteed.

  $179,085 X $4.40 = $788 per month.
  --------
  $1,000

                             Guaranteed
                              Minimum
          (Male)    Age at     Income
         Issue Age Pay-Out     Floor
      ---------------------------------
            55       65        $  788
      ---------------------------------
                     70        $1,186
      ---------------------------------
                     75        $1,812

The above chart ignores the impact of premium and other taxes.

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance
(less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, you may not be older than 95 years old (90 in New York). Although guaranteed annuity rates for the Bonus Class are the same as those for the other classes of the Deferred
Annuity, current rates for the Bonus Class may be lower than the other classes of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments.

When considering a pay-out option, you should think about whether you want:

[_] Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period);

[_] A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Account Balance and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option.

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your pay-out option:

[_] Owner: the person or entity which has all rights including the right to direct who receives payment.

[_] Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments. (You may be permitted to name a contingent annuitant whose life would be the measure for determining the duration and the dollar amount of payments if the annuitant has died before income payments have begun.)

[_] Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   .  The amount of income you need;

   .  The amount you expect to receive from other sources;

   .  The growth potential of other investments; and

   .  How long you would like your income to be guaranteed.

                                   [GRAPHIC]

                                   [GRAPHIC]

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. We may limit income payment types offered to meet federal tax law requirements.

Lifetime Income Annuity: A variable income that is paid as long as the annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

Allocation

You decide how your money is allocated among the Fixed Income Option and the investment divisions.

Minimum Size of Your Income Payment

Your initial income payment must be at least $100. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

[GRAPHIC]

The Value of Your Income Payments

Annuity Units

Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or transfer into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against transfers.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you transfer money from an investment division, annuity units in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

Valuation

This is how we calculate the Annuity Unit Value for each investment division:

[_] First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

The AIR is stated in your contract and may range from 3% to 6%.

[GRAPHIC]

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.

[_] Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

[_] Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

[_] Finally, we multiply the previous Annuity Unit Value by this result.

Transfer Privilege

During the pay-out phase of the Deferred Annuity, you may make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Each transfer must be at least $500 or, if less, your entire balance in an investment division. Once you transfer money into the Fixed Income Option, you may not later transfer it into an investment division. There is no withdrawal charge to make a transfer.

For us to process a transfer, you must tell us:

[_] The percentage or dollar amount of the transfer;

[_] The investment divisions (or Fixed Income Option) to which you want to transfer; and

[_] The investment division(s) from which you want to transfer.

We may require that you use our original forms to make transfers.

We reserve the right to restrict transfers to the Fixed Income Option (1) if the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate (currently, 3.00%); or (2) your allocation and transfers to the Fixed Income Option is equal to or exceeds our maximum for Fixed Account and Enhanced Dollar Cost Averaging Program allocations (e.g., $1,000,000).

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

The income phase of the Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to (1) defer the transfer privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of transfers you may make each Contract Year; (3) limit the dollar amount that may be transferred at any one time; (4) charge a transfer fee; and (5) impose limitations and modifications where exercise of the transfer privilege creates or would create a disadvantage to other contract owners. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each transfer; and (2) requiring a signed, written request to make the transfer. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed our next business day.

Charges

You pay the basic death benefit Separate Account charge for your contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment.

The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

[GRAPHIC]

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your Administrative Office in good order.

General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments

Send your purchase payments, by check or money order made payable to "MetLife," to your Administrative Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

[_] On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

[_] After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

Processing Transactions

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on or to limit any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract holders or the Separate Account.

By Telephone or Internet

You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

[_] Account Balance

[_] Unit Values

[_] Current rates for the Fixed Account


[_] Transfers

[_] Changes to investment strategies

[_] Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

[_] any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

[GRAPHIC]

You may authorize your sales representative to make transactions on your behalf. You must complete our form and we must agree.

[_] any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

After Your Death

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the the death benefit instead. If the beneficiary is your spouse or is a beneficiary under a Traditional IRA Deferred Annuity, the beneficiary may continue the contract. In that case, we will follow the instructions of the beneficiary, which may include continuing an automated investment strategy and Enhanced Dollar Cost Averaging Program previously in effect, if the beneficiary so determines. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

Third Party Requests

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

Valuation--Suspension of Payments

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer when:

[_] rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

[_] during any other period when the Securities and Exchange Commission by order so permits.

Advertising Performance

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges. Withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges, the Annual Contract Fee and applicable withdrawal charges. These figures also assume a steady annual rate of return.

Performance figures will vary among the various classes of the Deferred Annuities as a result of different Separate Account charges and withdrawal charges. Performance figures will also vary within the classes as a result of the different optional benefits which the annuity owner may choose.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation, we may assume that certain Deferred Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Zenith Fund, Met Investors Fund and American Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

Past performance is no guarantee of future results.

[GRAPHIC]

All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charge.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

Changes to Your Deferred Annuity

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

[_] To operate the Separate Account in any form permitted by law.

[_] To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the federal income tax laws).

[_] To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

[_] To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Zenith Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

[_] To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Zenith Fund, Met Investors Fund or American Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

[GRAPHIC]

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Zenith Fund, the Met Investors Fund or the American Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

[_] The shares for which voting instructions are received, and

[_] The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Deferred Annuities

All Deferred Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The commissions we pay range from 0% to 6%. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 1.00% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

Financial Statements

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

When We Can Cancel Your Deferred Annuity

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York) and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA, Roth IRA and SEP Deferred Annuity.

Income Taxes

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law.

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation of an annuitant, payee or other beneficiary who is not also an owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

General

Deferred annuities are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as an available guaranteed income for life.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

Withdrawals

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income differs depending on the type of:

[_] annuity you purchase (e.g., Non-Qualified or IRA); and

[_] payment method or income payment type you elect.

[GRAPHIC]

Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.

[GRAPHIC]

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

Withdrawals Before Age 59 1/2

If you receive a taxable distribution from your contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                 Type of Contract
                               --------------------
                                  Non    Trad. Roth
                               Qualified  IRA  IRA  SEP
                               --------- ----- ---- ---
  In a series of
  substantially equal
  payments made annually (or
  more frequently) for life
  or life expectancy (SEPP)         x       x    x    x

  After you die                     x       x    x    x

  After you become totally
  disabled (as defined in the
  Code)                             x       x    x    x

  To pay deductible medical
  expenses                                  x    x    x

  To pay medical insurance
  premiums if you are
  unemployed                                x    x    x

  For qualified higher
  education expenses, or                    x    x    x

  For qualified first time
  home purchases up to
  $10,000                                   x    x    x

  After December 31, 1999 for
  IRS levies                                x    x    x

  Certain immediate income
  annuities providing a
  series of substantially
  equal periodic payments
  made annually (or more
  frequently) over the
  specified payment period          x



Separate Account Charges

It is possible that the Internal Revenue Service ("IRS") may take a position that charges for certain death benefits and/or other optional benefits are deemed to be taxable distributions to you, which may be subject to the 10% penalty tax if you are under age 59 1/2. You should consult your tax adviser regarding your death benefit and other optional benefits prior to selecting any optional benefit under the Deferred Annuity.

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP) and Income Options

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest.

Minimum Distribution Requirements for Traditional IRAs and SEPs

As the table below shows, generally you must receive your entire interest in your Traditional IRA or SEP or begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals. Required minimum distribution proposed regulations were amended in January 2001. You have the option to satisfy either the pre-2001 or post-2000 rules for any distribution attributable to the 2001 tax year. Please consult your tax adviser if you intend to take a distribution from your Traditional IRA during the 2001 tax year.

                    Type of Contract
                  --------------------
                    Non -   Trad. Roth
                  Qualified  IRA  IRA  SEP
                  --------- ----- ---- ---
  70 1/2 Minimum
  distribution
  rules apply         no     yes   no  yes


It is not clear whether income payments under a variable annuity will satisfy this rule. Consult your tax adviser prior to choosing an income option.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

You may combine the money required to be withdrawn from each of your Traditional IRAs and SEPs and withdraw this amount from any one or more of them.

After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

[GRAPHIC]

Non-Qualified Annuities

[_] Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the contract.

[_] Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

[_] Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

[_] When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

[_] Deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

[_] In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest or, in the case of an insurance company, to deduct insurance reserves or incurred losses.

[_] Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Diversification

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

[_] Possible taxation of transfers between investment divisions or transfers from an investment division to the Fixed Account or Fixed Income Option.

[_] Possible taxation as if you were the owner of your portion of the Separate
    Account's assets.

[_] Possible limits on the number of funding options available or the frequency of transfers among them.

Purchase Payments

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

Partial and Full Withdrawals

Generally, when you or (your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as:

[_] First coming from earnings (and thus subject to income tax); and

[_] Then from your purchase payments (which are not subject to income tax).

[_] This rule does not apply to payments made pursuant to an income pay-out option under your contract.

[_] In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Income Payments

Different tax rules apply to payments made pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

[_] A non-taxable return of your purchase payments; and

[_] A taxable payment of earnings.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers are permitted between investment divisions or from an investment division into a fixed option.

If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the Contract.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

These rules also generally apply to income payments made to your beneficiary as a death benefit.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

Death Benefits

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before income payments begin, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

Where the owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the contract).

Individual Retirement Annuities

[Traditional IRA, Roth IRA and SEPs]

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has not yet reviewed the contract for qualification as a Traditional or Roth IRA, nor has it addressed in a ruling of general applicability whether a death benefit or optional benefit exceeding the greater of the purchase payments or the account balance at the time of death conforms with IRA qualification requirements. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the contract and other adverse tax consequences.

Consult your tax adviser prior to the purchase of the contract as a Traditional, Roth IRA or SEP.

The recently enacted Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

[_] increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;

[_] adding "catch-up" contributions for taxpayers age 50 and above; and

[_] adding enhanced portability features.

You should consult your tax adviser regarding these changes.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

[_] You must be both the owner and the annuitant under the contract.

[_] Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.

[_] You can transfer your IRA proceeds to a similar IRA (or a SIMPLE IRA to a Traditional IRA after two years) without incurring Federal income taxes if certain conditions are satisfied.

[GRAPHIC]

In some cases, your purchase payments may be tax deductible.

Traditional IRA Annuities

Purchase Payments

Generally:

[_] Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. A $2,000 purchase payment can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.

[_] Purchase payments in excess of this amount may be subject to a penalty tax.

[_] Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

[_] These age and dollar limits do not apply to tax-free rollovers or transfers.

[_] If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2001, if you are an "active participant" in another retirement plan and if your adjusted gross income is $33,000 or less ($53,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $43,000 ($63,000 for married couples filling jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

Withdrawals and Income Payments

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

Death Benefits

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

Roth IRA Annuities

General

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

Purchase Payments

Roth IRA purchase payments are non-deductible and are limited to the lesser of 100% of compensation or $2,000 per year for 2001. You may contribute up to the annual purchase payment limit in 2001 if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:

              Status                                              Income
            ----------                                          ----------
            Individual                                       $95,000-$110,000
      Married filing jointly                                 $150,000-$160,000
     Married filing separately                                  $0-$10,000


 . Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

 . You can contribute to a Roth IRA after age 70 1/2.

 . If you exceed the purchase payment limits you may be subject to a tax penalty.

 . If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

For 2001 annual purchase payments to your IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.

[GRAPHIC]

Withdrawals

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

[_] The withdrawal is made:

 . At least five taxable years after your first purchase payment to a Roth IRA, and

[_] The withdrawal is made:

 . On or after the date you reach age 59 1/2;

 . Upon your death or disability; or

 . For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

[_] The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

[_] The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

[_] The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

Conversion

You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

Death Benefits

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

SEPs Annuities

The Code provides for certain contribution limitations and eligibility requirements under SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs.

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

Table of Contents for the Statement
of Additional Information

                                                      Page

Cover Page...........................................   1

Table of Contents....................................   1

Independent Auditors.................................   2

Distribution of Certificates and Interests in the
  Deferred Annuities.................................   2

Experience Factor....................................   2

Variable Income Payments.............................   2

Investment Management Fees...........................   5

Performance Data and Advertisement of
  the Separate Account...............................   6

Voting Rights........................................   8

ERISA................................................   9

Financial Statements of the Separate Account.........  10

Financial Statements of MetLife......................  57

              [GRAPHIC]

Appendix

Premium Tax Table

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                       Non-Qualified IRA and SEP,
                       Annuities     Annuities(1)

  California.......... 2.35%         0.5%(2)

  Maine............... 2.0%          --

  Nevada.............. 3.5%          --

  Puerto Rico......... 1.0%          1.0%

  South Dakota........ 1.25%         --

  West Virginia....... 1.0%          1.0%

  Wyoming............. 1.0%          --


-------
/1/ Premium tax rates applicable to
    IRA and SEP annuities purchased
    for use in connection with
    individual retirement trust or
    custodial accounts meeting the
    requirements of Section 408(a)
    of the Code are included under
    the column heading "IRA and SEP
    Annuities."

/2/ With respect to annuities
    purchased for use in connection
    with individual retirement
    trust or custodial accounts
    meeting the requirements of
    Section 408(a) of the Code, the
    annuity tax rate in California
    is 2.35% instead of 0.5%.

PEANUTS (C) United Feature Syndicate, Inc.

(C) 2001 Metropolitan Life Insurance Company

[GRAPHIC]

                           Request For a Statement of
                    Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

 . Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc., New
  England Zenith Fund and Met Investors Series Trust

 . American Funds Insurance Series

 . I have changed my address. My current address is:

________________  Name ________________________________________________________
   (Contract
    Number)

                  Address _____________________________________________________

________________      _________________________________________________________
  (Signature)                                                                zip


Metropolitan Life Insurance Company

Attn: Fulfillment Unit - PPS


1600 Division Road


West Warwick, RI 02893

                                  MetLife (R)

                      Metropolitan Life Insurance Company
                           Home Office: New York, NY